CHASE MANHATTAN BANK USA, N.A.
                              NOTEHOLDERS STATEMENT

                      CHASE CREDIT CARD OWNER TRUST 2002-3

Section 7.3 Indenture                               Distribution Date: 2/15/2005
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(i)     Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                     0.00
             Class B Principal Payment                                     0.00
             Class C Principal Payment                                     0.00
                       Total

        Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
             Class A Principal Payment                                     0.00
             Class B Principal Payment                                     0.00
             Class C Principal Payment                                     0.00
                       Total

(ii)    Amount of the distribution allocable to the interest on the Notes
               Class A Note Interest Requirement                   2,597,000.00
               Class B Note Interest Requirement                     239,283.33
               Class C Note Interest Requirement                     368,550.00
                       Total                                       3,204,833.33

        Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
               Class A Note Interest Requirement                        2.06111
               Class B Note Interest Requirement                        2.27889
               Class C Note Interest Requirement                        2.73000

(iii)   Aggregate Outstanding Principal Balance of the Notes
               Class A Note Principal Balance                     1,260,000,000
               Class B Note Principal Balance                       105,000,000
               Class C Note Principal Balance                       135,000,000

(iv)    Amount on deposit in Owner Trust Spread Account           15,000,000.00

(v)     Required Owner Trust Spread Account Amount                15,000,000.00


                                                   By:
                                                      --------------------------
                                                      Name:  Patricia M. Garvey
                                                      Title: Vice President

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